Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

16.  Subsequent Events

Litigation

Unclaimed Property Inquiries

More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates, including MetLife Insurance Company of Connecticut, for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multi-state targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. In April 2012, the Company reached agreements with representatives of the U.S. jurisdictions that are conducting the audits referenced above and with the states most directly involved in the targeted market conduct exam referenced above to resolve the audits and the examination. The effectiveness of each agreement is conditioned upon the approval of a specified number of jurisdictions. Pursuant to the settlement to resolve the audits, the Company will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, and, to the extent that it is unable to locate owners of amounts payable, to escheat these amounts with interest at a specified rate to the appropriate states. Pursuant to the settlements, the Company will, among other things, adopt specified procedures for identifying liabilities under life insurance, annuity, and retained asset contracts, for seeking to contact and pay beneficiaries under such liabilities, and for escheating unclaimed property to appropriate states. At least one other jurisdiction is pursuing a similar market conduct exam. It is possible that other jurisdictions may pursue similar exams or audits and that such exams or audits may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

Dividend

On May 31, 2012, the Company's Board of Directors approved an extraordinary dividend to its shareholders consisting of all of the issued and outstanding shares of common stock of its wholly-owned subsidiary, MetLife Europe Limited (“MetLife Europe”). The dividend is expected to occur in 2012. At the dividend effective date, the Company's stockholders' equity will be reduced by the carrying amount of MetLife Europe's assets in excess of its liabilities. The carrying amount of MetLife Europe's assets in excess of its liabilities was $314 million at December 31, 2011.